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                                                                    EXHIBIT 10.3

              FORM OF EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT

                             LACROSSE FOOTWEAR, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT

            THIS AGREEMENT is made and entered into as of the date set forth on the signature page (the "Grant Date") by and between LACROSSE FOOTWEAR, INC., a Wisconsin corporation (the "Company"), and the employee whose signature is set forth on the signature page (the "Optionee").

                                   WITNESSETH:

            WHEREAS, the Company has adopted the 2001 Stock Incentive Plan (the "Plan"), under which options for shares of the Company's common stock (the "Stock") may be awarded to certain officers and other key employees of the Company and any subsidiary (individually, a "Participating Company" and collectively, the "Participating Companies"); and

            WHEREAS, the Optionee is an officer or other key employee of a Participating Company, and the Company desires the Optionee to remain employed and to provide an opportunity for the Optionee to own Stock in order to increase his or her proprietary interest in the success of the Company.

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1. Award of Option.

      (a) Number of Shares and Exercise Price. Subject to the terms and conditions of this Agreement, the Company awards the Optionee a non-statutory option (the "Option") to purchase the number of shares of Stock set forth on the signature page (the "Option Stock") at the purchase price per share set forth on the signature page. The Option is not intended to satisfy the requirements of Code section 422.

      (b) Exercise and Term. Except as described in Paragraph 2, the Option may not be exercised prior to the first anniversary of the Grant Date or after the earlier to occur of (i) the Optionee's termination of employment from all Participating Companies or (ii) the Expiration Date set forth on the signature page. Beginning on the first anniversary of the Grant Date, this Option may be exercised in accordance with the following chart:

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
Date on which Option Stock is First Exercisable    Percent of Shares of Option Stock Exercisable
-----------------------------------------------    ---------------------------------------------
     First anniversary of the Grant Date                                20%

     Second anniversary of the Grant Date                               40%

     Third anniversary of the Grant Date                                60%

     Fourth anniversary of the Grant Date                               80%

     Fifth anniversary of the Grant Date                               100%

            The Optionee shall not be considered to have terminated employment during any period of a leave of absence approved by a duly elected officer of the Company, other than the Optionee.

      (c) Method of Exercise. The Optionee may exercise the Option in whole or in part (for a minimum of 100 shares of Option Stock or all of the shares then subject to the Option, if fewer) by notice in writing to the Company. At the time of exercise, the Optionee must pay to the Company the aggregate purchase price for the Option Stock being exercised, and tax withholding payments if so requested by the Company under Paragraph 6. Payment may be made (i) in cash or by certified check; (ii) by delivery of Stock registered in the name of the Optionee that has been owned for at least six (6) months; (iii) by delivery (including by fax) to the Company or its designated agent of a properly executed exercise notice together with irrevocable instructions to a broker to sell or margin a sufficient portion of the Option Stock and promptly deliver to the Company the sale or margin loan proceeds required to pay the purchase price; or
(iv) by a combination thereof.

      (d) Payment of Purchase Price with Stock. Any Stock tendered in payment of the purchase price shall be free and clear of all liens and other adverse claims and duly endorsed in blank by the Optionee or accompanied by stock powers duly endorsed in blank. Stock tendered shall be valued at Fair Market Value on the date on which the Option is exercised.

2. Exercise of Option After Termination of Employment.

      (a) Death or Disability. If the Optionee terminates employment with all Participating Companies because of death or Total Disability (as defined below), the Optionee or, in the case of his or her death, the Optionee's Beneficiary, may exercise the Option within twenty-four (24) months after such termination of employment, but in no event beyond the Expiration Date, without regard to the exercise restrictions of Paragraph 1(b). If such a termination occurs prior to the first anniversary of the Grant Date, however, the Optionee (or his or her Beneficiary) may not exercise the Option until the end of the six (6) month period beginning on the Grant Date, unless the Board or Committee waives the six
(6) month restriction.

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      (b) Retirement. If the Optionee terminates employment with all
Participating Companies because of Retirement (as defined below) after the first anniversary of the Grant Date, the Optionee may exercise the Option within twenty-four (24) months after such termination of employment, but in no event beyond the Expiration Date, without regard to the exercise restrictions of Paragraph 1(b). If such a termination of employment occurs prior to the first anniversary of the Grant Date, the Optionee may exercise the Option only to the extent, if any, as the Board or Committee determines.

      (c) Cause. If a Participating Company terminates the Optionee's employment for Cause (as defined below), the Option shall automatically be forfeited and cancelled without notice on the date of such termination.

      (d) Other Termination. If the Optionee terminates employment with the Participating Companies on or after the first anniversary of the Grant Date for any reason other than Cause, death, Retirement or Total Disability, the Optionee may exercise the Option, to the extent it is exercisable under Paragraph 1(b) as of the date of such termination, within thirty (30) days after such termination of employment, but in no event beyond the Expiration Date. If such a termination of employment occurs prior to the first anniversary of the Grant Date, the Optionee may exercise the Option only to the extent, if any, as the Board or Committee determines.

      (e) Definitions. As used herein:

            (i) "Retirement" means termination of employment with all Participating Companies on or after the Optionee's 65th birthday, except in circumstances of Cause, death or Total Disability;

            (ii) "Total Disability" means the complete and permanent inability of a Optionee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Board or Committee upon the basis of such evidence, including independent medical reports and data, as the Board or Committee deems appropriate or necessary; and

            (iii) "Cause" means the Optionee's failure to perform his or her duties or intentional dishonest or illegal conduct in connection with the Optionee's performance of services for any Participating Company, as determined by the Board or Committee.

3. Option Not Transferable. Except as provided in Paragraph 4, the Optionee may not transfer, voluntarily or by operation of law, the Option other than by will or by the laws of descent and distribution. Only the Optionee may exercise the Option during his or her lifetime.

4. Beneficiary.

      (a) Designation of Beneficiary. The person whose name appears on the signature page after the caption "Beneficiary" or any successor designated by the Optionee in accordance with this Agreement (the person who is the Optionee's Beneficiary at the time of his or her death herein referred to as the "Beneficiary") shall be entitled to exercise the Option after the death of

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the Optionee, to the extent it is exercisable at the date of death, for the applicable exercise period described in Paragraph 2. The Optionee may from time to time revoke or change the Beneficiary without the consent of any prior Beneficiary by filing a new written designation with the Board or Committee. The last such designation received by the Board or Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board or Committee prior to the Optionee's death.

      (b) Default Beneficiary. If no Beneficiary designation is in effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with applicable law, the Optionee's estate shall be considered the Beneficiary. If the Board or Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Board or Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

      (c) Death of Designated Beneficiary. If a designated Beneficiary dies after the Optionee, but before the end of the applicable exercise period, the Beneficiary's estate shall be entitled to exercise the Option to the same extent as the Beneficiary.

5. No Rights As Shareholder. The Optionee shall have no rights as a stockholder until a certificate for the Option Stock has been validly issued.

6. Tax Withholding.

      (a) Satisfaction of Tax Liability. The Company is not obligated to issue Option Stock to the Optionee or the Beneficiary unless, and the Optionee agrees that, the Optionee or Beneficiary shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the exercise of the Option.

      (b) Shares Withheld or Delivered. The Optionee may satisfy the tax withholding liability by (i) electing to have the Company withhold that number of shares of Option Stock otherwise issuable to the Optionee upon exercise of the Option or (ii) delivering to the Company a number of shares of Stock that have been owned for at least six (6) months, in each case, having a Fair Market Value on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and delivered to the Company prior to the Tax Date. If the number of shares so determined includes a fractional share, the Optionee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the Board or Committee and shall be subject to disapproval, in whole or in part, by the Board or Committee.

      (c) Definitions. As used herein, "Tax Date" means the date on which the Optionee must include in his or her gross income for federal income tax purposes the fair market value of the Option Stock over the purchase price paid for such stock.

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7. Adjustments in Event of Change in Stock. If the Company pays a dividend on its Stock in shares of Stock or other securities, effects a Stock split, or effects a similar corporate transaction or other event which, in the judgment of the Board or Committee, could dilute or enlarge the benefits or potential benefits intended to be made available under this Agreement, the Board or Committee may, subject to the provisions of the Plan, make such adjustments in the number or kind of shares of Option Stock issuable on exercise of the Option, and in the purchase price per share of Option Stock, as the Board or Committee deems equitable.

8. Powers of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employment of any Participating Company, or interfere with or limit in any way the right of any Participating Company to terminate the Optionee's employment at any time.

9. Interpretation by Board or Committee. The Optionee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Board or Committee, and that any interpretation by the Board or Committee of the terms of this Agreement or the Plan and any determination made by the Board or Committee under this Agreement or the Plan may be made in the sole discretion of the Board or Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among optionees.

10. Miscellaneous.

      (a) Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Wisconsin and applicable federal laws.

      (b) Amendment. Except as provided in Paragraph 7, this Agreement may not be amended or modified except by the written consent of the parties hereto.

      (c) Captions for Convenience Only. The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

      (d) Notices. Any notice, filing or delivery hereunder or with respect to Option Stock shall be given to the Optionee at either his or her usual work location or his or her home address as indicated in the records of the Company, and shall be given to the Board or Committee or the Company at 18550 NE Parkway, Portland, Oregon 97230, Attention: Chief Financial Officer.

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All such notices shall be in writing and given by first class mail, postage prepaid, or by personal delivery.

      (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and, subject to Paragraph 2, inure to the benefit of the Optionee, the Beneficiary and the personal representatives and heirs of the Optionee.

      (f) Plan Controls. This Agreement is subject in all respects to the terms and conditions of the Plan. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern. Any capitalized term used in this Agreement but not defined herein will have the meaning given under the Plan.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her hand and seal, all as of the day and year set forth below.

                                         LACROSSE FOOTWEAR, INC. ("Company")

                                         By: ___________________________________
                                             David P. Carlson
                                             Executive Vice President and CFO

By executing this Agreement, Optionee acknowledges receipt of the copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and to ask questions of the Company, and fully understands all of the provisions of this Option.

Name of Optionee:                    Signature: ____________________________
Number of Shares of Option Stock:
Purchase Price per Share of Stock
Grant Date
Expiration Date

To be completed by Optionee:

Beneficiary: ____________________________
Address of Beneficiary:
_________________________________________
_________________________________________

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Beneficiary Tax ID No.: _______________________

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